Related Party Transactions	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
Related Party Transactions

Related Party Transactions

Pursuant to a Stock Repurchase Agreement, dated as of December 7, 2020, between Open Lending and the selling stockholders, as part of the underwritten public offering as described above, we repurchased from the selling stockholders an aggregate number of 1,395,089 shares of our common stock totaling $37.5 million at the same per share price paid by the underwriters to the selling stockholders in the offering.

On March 25, 2020, Ross Jessup, the CEO, borrowed $6.0 million from Open Lending, LLC in accordance with the promissory note in place and the loan was paid in full by Mr. Jessup on March 30, 2020, with proceeds received as result of the non-liquidating distribution paid by Open Lending, LLC to its members.

Open Lending. LLC incurred consulting expenses of approximately $0.7 million and $0.6 million in the years ended December 31, 2019 and 2018, respectively, with entities owned by members of our management team and board of directors. These expenses include consulting fees paid to EWMW, LP, owned by Sandy Watkins, former Chairman of Open Lending, LLC’s board of directors, fees for marketing services provided by Objective Advisors, Inc., owned by the wife of John Flynn, Chairman and CEO of Open Lending, and human resource services rendered by HireBetter, LLC, which is owned by Kurt Wilkin, a former member of Open Lending, LLC’s board of directors.